Transamerica Premier Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, Iowa 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BB
File No. 811-04734, CIK 0000796535
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Pacer Choice Variable Annuity Separate Account VA-BB of TPLIC, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016; 0000927384) filed its Annual Report with the Commission via EDGAR.

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Alison Ryan

Alison Ryan, Vice President

Transamerica Premier Life Insurance Company